UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 21, 2024

JAMES MARITIME HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Nevada	95-4363944	333-193220
(State of incorporation)	(I.R.S. Employer Identification No.)	(Commission File Number)

9160 South 300 West, #101, Sandy, UT 84070	84070
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +1 801-706-9429

Former name or former address, if changed since last report
Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Name of each exchange on which registered
None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

ITEM 4.01. CHANGE IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(a) Dismissal of Previous Independent Registered Public Accounting Firm

The Board of Directors (the “Board”) of James Maritime Holdings, Inc. (the “Company”) has completed a process to review the appointment of the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. As a result of this process, on March 22, 2024, the Board approved, the dismissal of Tanner LLC (“Tanner”), the Company’s independent registered public accounting firm since 2022, effective March 22, 2024.

The audit reports of Tanner on the Company’s consolidated financial statements as of and for the year ended December 31, 2022 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that Tanner disclosed an uncertainty of the Company to continue as a going concern.

During the fiscal year ended December 31, 2022 and any subsequent interim period through the date of dismissal, there were no disagreements with the former auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of the former auditor, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports.

During the fiscal year ended December 31, 2022 and the subsequent interim period through March 22, 2024, there were no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K, except for the uncertainty of the Company to continue as a going concern.

Tanner has been authorized by the Company to respond fully to the inquiries of Bush & Associates CPA LLC ("Bush"), the successor independent registered public accounting firm, concerning these reportable events.

The Company provided Tanner with a copy of the disclosure it is making in this Current Report on Form 8-K and requested that Tanner furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made herein and, if not, stating the respects in which it does not agree. A copy of such letter provided by Tanner, dated March 22, 2024, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Appointment of New Independent Registered Public Accounting Firm

On March 21, 2024, the Board ratified, the engagement of Bush as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2023.

During the fiscal years ended December 31, 2023 and 2022, and the subsequent interim period through March 21, 2024, neither the Company nor anyone on its behalf has consulted with Bush regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company that Bush concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter that was the subject of a “disagreement” within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions; or (iii) any “reportable event” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

The exhibits listed in the Exhibit Index filed as part of this report are filed as part of or are included in this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAMES MARITIME HOLDINGS INC.

Date: March 22, 2024	By:	/s/ Kip Eardley
Kip Eardley
President and CEO

EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter from Tanner LLC